Fremont Investment	Page 1 of 9

Fremont Investment & Loan	Exhibit 99.4

Home Equity Loan Portfolio
FIL 2005-A
Interest Only Loans
824 records
Balance: 234,112,993
Credit Suisse First Boston

1.	Collateral Aggregate Summary

Number Of Mortgage Loans: 824
Aggregate Outstanding Principal Balance: $234,112,993.
Average Outstanding Principal Balance: $284,118.
Fixed Rate: 0.00%
Adjustable Rate: 100.00%
Weighted Average Coupon: 6.166%
Weighted Average Margin: 6.811%
Weighted Average Initial Rate Cap: 3.000%
Weighted Average Periodic Rate Cap: 1.500%
Weighted Average Maximum Rate: 13.166%
Weighted Average Floor: 6.166%
Weighted Average Original Term (mo): 360.00
Weighted Average Remaining Term (mo): 357.87
Weighted Average LTV: 81.94%
Weighted Average FICO: 644
:
Product Type:
2/28 ARM: 0.00%
2/28 ARM IO: 91.55%
3/27 ARM: 0.00%
3/27 ARM IO: 8.45%
5/25 ARM: 0.00%
Fixed Rate: 0.00%
:
Prepayment Penalty Type:
None: 7.84%
12 Mo: 8.18%
24 Mo: 76.67%
30 Mo: 0.00%
36 Mo: 7.31%
:
Geographic Distribution:
Top 10 States: CA(54.76%), FL(5.07%), MD(4.67%), CO(4.37%), VA(3.56%), NY(3.25%), MN(2.87%), WA(2.38%), GA(2.11%), AZ(2.09%)
:
Occupancy Status:
Primary Home: 99.41%
Non-Owner: 0.00%
Second Home: 0.59%
:
Loan Purpose:
Purchase: 58.10%
Cashout Refinance: 30.45%
Debt Consolidation: 8.50%
Home Improvement: 1.80%
Rate/Term Refinance: 1.14%
:
Lien Position:
First Lien: 100.00%
Second Lien: 0.00%

Fremont Investment	Page 2 of 9

2. Range of Original Mortgage Loan Principal Balances

		Aggregate
Range of Original	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Mortgage Loan	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Principal Balances	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
50,001 - 75,000	2	$127,520.00	0.05%	7.107%	80.00%	604	41.19%
75,001 – 100,000	19	1,698,034.12	0.73	6.557	81.50	631	42.22
100,001 - 125,000	60	6,733,894.31	2.88	6.752	82.01	625	40.90
125,001 - 150,000	56	7,683,230.77	3.28	6.556	81.64	629	40.01
150,001 - 175,000	75	12,101,651.27	5.17	6.378	83.24	635	40.64
175,001 - 200,000	72	13,471,335.84	5.75	6.364	81.81	632	40.81
200,001 - 225,000	64	13,653,968.82	5.83	6.248	80.55	633	39.99
225,001 - 250,000	61	14,494,686.56	6.19	6.190	80.08	640	40.75
250,001 - 275,000	58	15,275,479.31	6.52	6.173	80.54	641	41.61
275,001 - 300,000	42	12,058,437.72	5.15	6.136	81.42	646	42.70
300,001 - 350,000	92	29,836,601.83	12.74	5.994	81.94	655	41.27
350,001 - 400,000	62	23,279,643.26	9.94	6.109	82.21	646	41.61
400,001 - 450,000	53	22,518,677.02	9.62	6.089	82.81	654	42.45
450,001 - 500,000	29	13,971,474.00	5.97	5.982	82.69	639	41.73
500,001 - 600,000	53	28,870,155.29	12.33	6.114	81.55	649	40.45
600,001 - 700,000	17	11,018,569.82	4.71	5.884	82.94	645	38.21
700,001 - 800,000	4	3,028,300.00	1.29	6.567	93.73	651	34.87
800,001 - 900,000	4	3,363,000.00	1.44	6.195	81.49	636	46.75
900,001 - 1,000,000	1	928,332.83	0.40	5.950	74.40	629	22.76
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

3.	Range of Outstanding Mortgage Loan Principal Balances

		Aggregate
Range of Outstanding	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Mortgage Loan	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Principal Balances	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
50,001 - 75,000	2	$127,520.00	0.05%	7.107%	80.00%	604	41.19%
75,001 - 100,000	19	1,698,034.12	0.73	6.557	81.50	631	42.22
100,001 - 125,000	60	6,733,894.31	2.88	6.752	82.01	625	40.90
125,001 - 150,000	57	7,832,830.77	3.35	6.559	81.90	629	39.56
150,001 - 175,000	74	11,952,051.27	5.11	6.374	83.10	635	40.94
175,001 - 200,000	72	13,471,335.84	5.75	6.364	81.81	632	40.81
200,001 - 225,000	64	13,653,968.82	5.83	6.248	80.55	633	39.99
225,001 - 250,000	61	14,494,686.56	6.19	6.190	80.08	640	40.75
250,001 - 275,000	58	15,275,479.31	6.52	6.173	80.54	641	41.61
275,001 - 300,000	42	12,058,437.72	5.15	6.136	81.42	646	42.70
300,001 - 350,000	92	29,836,601.83	12.74	5.994	81.94	655	41.27
350,001 - 400,000	62	23,279,643.26	9.94	6.109	82.21	646	41.61
400,001 - 450,000	53	22,518,677.02	9.62	6.089	82.81	654	42.45
450,001 - 500,000	29	13,971,474.00	5.97	5.982	82.69	639	41.73
500,001 - 600,000	53	28,870,155.29	12.33	6.114	81.55	649	40.45
600,001 - 700,000	17	11,018,569.82	4.71	5.884	82.94	645	38.21
700,001 - 800,000	4	3,028,300.00	1.29	6.567	93.73	651	34.87

Fremont Investment	Page 3 of 9

		Aggregate
Range of Outstanding	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Mortgage Loan	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Principal Balances	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
800,001 - 900,000	4	3,363,000.00	1.44	6.195	81.49	636	46.75
900,001 - 1,000,000	1	928,332.83	0.40	5.950	74.40	629	22.76
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

4.	Original Term (Months)

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Original Term (Months)	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
301 - 360	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

5.	Remaining Term (Months)

	Number	Aggregate	Percent
	of	Principal	of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Remaining Term (Months)	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
301 - 360	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

6.	Property Type

	Number	Aggregate
	of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Property Type	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
Single Family	730	$206,843,293.08	88.35%	6.169%	82.05%	641	40.99%
Condo	69	19,098,227.70	8.16	6.083	80.20	659	41.53
Multi Family	25	8,171,471.99	3.49	6.285	83.25	662	40.22
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

7.	Loan Purpose

	Number	Aggregate	Percent
	of	Principal	of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Loan Purpose	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
Purchase	499	$136,031,069.11	58.10%	6.153%	81.97%	649	40.92%
Refinance — Cashout	241	71,290,956.68	30.45	6.189	81.59	635	41.36
Refinance — Debt Consolidation	64	19,893,110.32	8.50	6.114	83.09	642	40.73
Refinance — Home Improvement	11	4,222,034.06	1.80	6.319	81.28	618	41.88
Refinance — Rate/Term	9	2,675,822.60	1.14	6.308	82.53	648	36.45
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

Fremont Investment	Page 4 of 9

8. Range of Original Loan-to-Value Ratios

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Range of Original	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Loan-to-Value Ratios	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
50.00 or less	3	$744,909.00	0.32%	5.494%	45.31%	652	38.30%
50.01 - 55.00	5	1,267,999.98	0.54	5.868	53.62	624	33.64
55.01 - 60.00	4	1,337,500.00	0.57	5.950	57.10	643	34.13
60.01 - 65.00	8	2,094,784.97	0.89	5.850	63.61	618	42.09
65.01 - 70.00	14	4,205,099.24	1.80	5.725	68.84	632	37.10
70.01 - 75.00	23	8,084,618.43	3.45	5.937	73.62	634	37.92
75.01 - 80.00	551	150,493,408.87	64.28	6.017	79.91	650	40.62
80.01 - 85.00	37	12,369,841.75	5.28	6.121	84.48	640	42.23
85.01 - 90.00	122	36,255,645.15	15.49	6.580	89.78	628	43.77
90.01 - 95.00	38	11,035,885.39	4.71	6.865	94.31	623	43.03
95.01 - 100.00	19	6,223,299.99	2.66	7.088	99.95	650	37.84
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

Maximum LTV: 100.00
Minimum LTV: 42.79
WA LTV: 81.94

9. State Distribution of Mortgaged Properties

	Number	Aggregate	Percent
	of	Principal	of	Weighted	Weighted	Weighted	Weighted
State Distribution of	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Mortgaged Properties	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
California	365	$128,190,456.97	54.76%	6.026%	80.78%	648	41.39%
Florida	51	11,861,545.80	5.07	6.389	83.30	645	40.62
Maryland	38	10,939,228.17	4.67	6.295	83.93	641	41.71
Colorado	54	10,222,991.44	4.37	6.025	80.55	635	40.55
Virginia	26	8,324,267.94	3.56	6.444	88.13	626	40.12
New York	22	7,610,819.34	3.25	6.421	86.55	642	43.20
Minnesota	32	6,710,842.68	2.87	6.232	82.83	637	41.28
Washington	25	5,564,154.48	2.38	5.956	80.47	642	36.04
Georgia	31	4,935,975.03	2.11	6.839	86.97	614	41.56
Arizona	30	4,890,392.92	2.09	6.437	81.10	626	38.05
Massachusetts	15	4,769,809.31	2.04	6.380	82.30	653	40.44
Nevada	19	4,591,050.00	1.96	6.361	81.59	627	39.29
Hawaii	9	4,228,899.99	1.81	5.996	82.16	655	37.55
New Jersey	12	3,553,849.94	1.52	6.308	81.64	651	36.91
Illinois	15	3,408,905.47	1.46	6.353	81.79	646	43.03
Connecticut	8	2,635,899.99	1.13	5.884	76.23	650	38.28
North Carolina	11	1,718,977.88	0.73	6.702	85.20	617	39.55
Ohio	10	1,668,805.75	0.71	6.791	88.72	643	43.15

Fremont Investment	Page 5 of 9

	Number	Aggregate	Percent
	of	Principal	of	Weighted	Weighted	Weighted	Weighted
State Distribution of	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Mortgaged Properties	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
Michigan	8	1,398,892.00	0.60	7.179	85.87	615	43.84
Utah	6	1,164,998.91	0.50	6.177	85.08	652	38.50
Tennessee	6	806,378.97	0.34	6.609	83.84	622	45.17
South Carolina	4	623,840.00	0.27	6.790	84.34	607	47.43
Texas	3	602,422.61	0.26	6.176	85.47	662	46.92
Oregon	4	581,839.31	0.25	6.193	80.00	639	43.75
New Hampshire	2	552,160.56	0.24	7.270	92.72	616	47.96
New Mexico	3	529,608.00	0.23	6.111	84.27	642	42.98
Pennsylvania	2	372,638.00	0.16	5.942	80.00	677	35.83
Rhode Island	2	367,762.72	0.16	5.588	80.00	625	47.36
Indiana	2	284,800.00	0.12	6.613	80.00	584	38.52
Missouri	2	257,520.00	0.11	7.040	80.00	613	40.12
Other	7	743,258.59	0.32	7.176	83.32	624	43.24
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

10. Documentation Summary

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Documentation Summary	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
Full	707	$194,167,014.44	82.94%	6.149%	82.50%	638	41.18%
Stated	108	36,814,439.34	15.73	6.259	78.89	672	39.86
Easy	9	3,131,538.99	1.34	6.106	83.58	642	43.77
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

11. Range of Credit Scores

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Range of Credit Scores	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
551 - 575	4	$1,381,100.00	0.59%	6.634%	87.43%	570	40.16%
576 - 600	151	36,210,486.84	15.47	6.602	83.72	590	43.12
601 - 625	168	43,204,415.58	18.45	6.272	81.47	612	42.45
626 - 650	196	59,241,148.39	25.30	6.109	82.00	639	40.57
651 - 675	154	47,035,204.75	20.09	6.064	81.29	661	39.64
676 - 700	83	25,583,414.67	10.93	6.006	81.50	686	40.78
701 - 725	42	12,983,351.61	5.55	5.699	80.46	712	40.75
726 - 750	17	5,818,597.01	2.49	5.830	81.94	740	35.20
751 - 775	8	2,190,873.92	0.94	5.818	85.20	766	38.38
776 - 800	1	464,400.00	0.20	6.100	80.00	779	44.25
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

Maximum FICO: 779
Minimum FICO: 563
WA FICO: 644

Fremont Investment	Page 6 of 9

12. Occupancy

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Occupancy	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
Owner Occupied	821	$232,733,992.77	99.41%	6.165%	81.95%	643	41.05%
2nd Home	3	1,379,000.00	0.59	6.213	80.66	684	33.17
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

13. Range of Mortgage Rates

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Range of Mortgage Rates	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
6.000 or Less	356	$111,153,529.53	47.48%	5.663%	79.58%	652	41.10%
6.001 - 6.500	226	65,349,825.07	27.91	6.278	82.05	646	40.38
6.501 - 7.000	149	37,912,369.50	16.19	6.769	84.67	627	41.73
7.001 - 7.500	54	11,480,062.92	4.90	7.264	88.42	617	41.80
7.501 - 8.000	32	7,266,005.83	3.10	7.701	91.11	618	39.90
8.001 - 8.500	6	856,199.93	0.37	8.114	93.04	603	42.74
8.501 - 9.000	1	94,999.99	0.04	8.850	100.00	623	43.79
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

Maximum Mortgage Rate: 8.850%
Minimum Mortgage Rate: 4.950%
WA Mortgage Rate: 6.166%

14. Range of Maximum Mortgage Rates

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Range of Maximum	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Mortgage Rates	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
11.001 - 12.000	19	$6,630,841.50	2.83%	4.989%	76.98%	697	34.94%
12.001 - 13.000	337	104,522,688.03	44.65	5.706	79.75	650	41.50
13.001 - 14.000	375	103,262,194.57	44.11	6.458	83.01	639	40.87
14.001 - 15.000	86	18,746,068.75	8.01	7.433	89.46	617	41.06
15.001 - 16.000	7	951,199.92	0.41	8.188	93.73	605	42.85
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

Maximum Max Rate: 15.850%
Minimum Max Rate: 11.950%
WA Max Rate: 13.166%

Fremont Investment	Page 7 of 9

15. Range of Minimum Mortgage Rates

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
Range of Minimum	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Mortgage Rates	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
4.001 - 5.000	19	$6,630,841.50	2.83%	4.989%	76.98%	697	34.94%
5.001 - 6.000	337	104,522,688.03	44.65	5.706	79.75	650	41.50
6.001 - 7.000	375	103,262,194.57	44.11	6.458	83.01	639	40.87
7.001 - 8.000	86	18,746,068.75	8.01	7.433	89.46	617	41.06
8.001 - 9.000	7	951,199.92	0.41	8.188	93.73	605	42.85
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

Maximum Min Rate: 8.850%
Minimum Min Rate: 4.950%
WA Min Rate: 6.166%

16. Range of Gross Margins

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Range of Gross Margins	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
5.001 - 6.000	20	$6,942,041.51	2.97%	4.992%	77.11%	695	35.57%
6.001 - 7.000	804	227,170,951.26	97.03	6.202	82.09	642	41.17
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

Maximum Gross Margin: 6.990%
Minimum Gross Margin: 5.900%
WA Gross Margin: 6.811%

17. Next Rate Adjustment Date

	Number	Aggregate	Percent
	of	Principal	of	Weighted	Weighted	Weighted	Weighted
Next Rate Adjustment	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Date	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
2006-08	1	$109,156.99	0.05%	7.600%	80.00%	595	29.27%
2006-09	1	192,099.99	0.08	6.300	85.00	698	32.36
2006-10	8	2,130,376.01	0.91	6.648	85.32	619	39.52
2006-11	80	25,086,674.38	10.72	6.195	81.81	645	39.52
2006-12	671	186,803,787.83	79.79	6.181	82.18	643	41.44
2007-11	2	867,999.98	0.37	5.479	80.00	663	42.95
2007-12	61	18,922,897.59	8.08	5.940	79.50	653	38.89
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

Fremont Investment	Page 8 of 9

18. Initial Periodic Rate Cap

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Initial Periodic Rate Cap	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
3.000	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

19. Subsequent Periodic Rate Cap

	Number	Aggregate	Percent
	of	Principal	of	Weighted	Weighted	Weighted	Weighted
Subsequent Periodic Rate	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Cap	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
1.500	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

20. Product Type

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Product Type	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
2/28 Interest Only ARM	761	$214,322,095.20	91.55%	6.188%	82.17%	643	41.19%
3/27 Interest Only ARM	63	19,790,897.57	8.45	5.920	79.53	654	39.07
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

21. Interest Only Period (Months)

	Number	Aggregate	Percent
	of	Principal	of	Weighted	Weighted	Weighted	Weighted
Interest Only Period	Mortgage	Balance	Mortgage	Average	Average	Average	Average
(Months)	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
24	761	$214,322,095.20	91.55%	6.188%	82.17%	643	41.19%
36	63	19,790,897.57	8.45	5.920	79.53	654	39.07
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

22. Lien Position

		Aggregate
	Number of	Principal	Percent of	Weighted	Weighted	Weighted	Weighted
	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Lien Position	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
1	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

Fremont Investment	Page 9 of 9

23. Original Prepayment Penalty Term

	Number	Aggregate	Percent
	of	Principal	of	Weighted	Weighted	Weighted	Weighted
Original Prepayment	Mortgage	Balance	Mortgage	Average	Average	Average	Average
Penalty Term	Loans	Outstanding	Pool	Coupon	LTV	FICO	DTI
No Penalty	82	$18,352,262.88	7.84%	6.522%	83.31%	645	39.75%
12	59	19,147,253.03	8.18	6.312	81.28	647	39.57
24	624	179,497,658.49	76.67	6.132	82.00	642	41.37
36	59	17,115,818.37	7.31	5.969	80.59	649	40.19
Total:	824	$234,112,992.77	100.00%	6.166%	81.94%	644	41.01%

Non-Zero WA Prepayment Penalty Term: 24

Credit Suisse First Boston
11 Madison Ave
New York, NY 10010
www.csfb.com
Jan 16, 2005 22:15

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